Goodwill, Net	12 Months Ended
Dec. 31, 2024
Goodwill, Net [Abstract]
Goodwill, net

(7) Goodwill, net

The gross amount of goodwill and accumulated impairment losses by reporting unit as of December 31, 2023 and 2024 are as follows:

	Agency segment	Claims Adjusting segment	Total
	RMB	RMB	RMB
Gross as of December 31, 2023	374,149	—	374,149
Addition in 2024 (Note 3)	—	—	—
Disposal in 2024 (Note 3)	—	—	—
Accumulated impairment loss as of December 31, 2023	—	—	—
Addition in 2024 impairment provision	(374,149)	—	(374,149)
Net as of December 31, 2023	374,149	—	374,149
Net as of December 31, 2024	—	—	—

The Group performs annual goodwill impairment test at each year end. In 2024 annual test, the Group noted the underperformance of insurance agency business, mainly due to the impact of newly released industrial regulatory rules capping the commission rates charged by insurance intermediaries, and determined that it was more likely than not that there were indications of impairment for the reporting unit of Insurance Agency. The Group utilized the discounted cash flow model to estimate the fair value of the reporting unit and concluded that the carrying amount of Insurance Agency exceeded its fair value. As a result, an impairment loss on goodwill of RMB374,149 was recognized in the consolidated statement of income and comprehensive income for the year ended December 31, 2024.

No impairment loss was recognized in goodwill for the years ended December 31, 2022, 2023.